                           ROSETTA INPHARMATICS, INC.

                            SERIES D PREFERRED STOCK

                               PURCHASE AGREEMENT

                                 OCTOBER 1, 1999


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                                TABLE OF CONTENTS
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1.  Definitions................................................................................................1

2.  Authorization of Shares....................................................................................2

         2.1  Authorization of Preferred Stock.................................................................2
         2.2  Sale of Shares...................................................................................2

3.  Closing Date; Delivery.....................................................................................2

         3.1  Closing Date.....................................................................................2
         3.2  Delivery.........................................................................................3

4.  Right to Sell Additional Stock.............................................................................3

         4.1  Put Right........................................................................................3
         4.2  Exercise of Right................................................................................3
         4.3  Expiration.......................................................................................3
         4.4  Closing..........................................................................................4
         4.5  Delivery.........................................................................................4
         4.6  Purchase Documents...............................................................................4

5.  Representations and Warranties of the Company..............................................................4

         5.1  Organization and Standing........................................................................4
         5.2  Corporate Power..................................................................................4
         5.3  Subsidiaries.....................................................................................5
         5.4  Capitalization...................................................................................5
         5.5  Authorization....................................................................................6
         5.6  Valid Issuance of Securities.....................................................................6
         5.7  Title............................................................................................6
         5.8  Compliance with Other Instruments................................................................6
         5.9  Litigation.......................................................................................7
         5.10  Employees; Proprietary Information..............................................................7
         5.11  Registration Rights.............................................................................7
         5.12  Governmental Consent............................................................................7
         5.13  Patents and Trademarks..........................................................................8
         5.14  Offering........................................................................................8
         5.15 Financial Statements.............................................................................8
         5.16 Changes..........................................................................................9
         5.17  Material Contracts.............................................................................10
         5.18  Insurance......................................................................................11
         5.19  Finder's Fees..................................................................................11
         5.20  Disclosure.....................................................................................11
         5.21  No Conflict of Interest........................................................................11
         5.22  Tax Returns, Payments and Elections............................................................12

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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         5.23  Outstanding Indebtedness.......................................................................12
         5.24  Year 2000......................................................................................12

6.  Representations and Warranties of the Purchaser; Restrictions on Transfer.................................12

         6.1  Representations and Warranties of the Purchaser.................................................12
         6.2  Legends.........................................................................................14
         6.3  Removal of Legends and Transfer Restrictions....................................................14

7.  Conditions to Closing.....................................................................................14

         7.1  Conditions to Purchaser's Obligations at Closing................................................15
         7.2  Condition to Company's Obligations at Closing...................................................16

8.  Covenants of the Company..................................................................................17

         8.1  Financial Accounting Information................................................................17
         8.2  Right of First Notification.....................................................................17
         8.3  Observer Rights.................................................................................18

9.  Confidentiality...........................................................................................18

10.  Miscellaneous............................................................................................18

         10.1  Waivers and Amendments.........................................................................18
         10.2  Governing Law..................................................................................19
         10.3  Survival of Warranties.........................................................................19
         10.4  Successors and Assigns.........................................................................19
         10.5  Entire Agreement...............................................................................19
         10.6  Severability of this Agreement.................................................................19
         10.7  Titles and Subtitles...........................................................................19
         10.8  Delays or Omissions............................................................................19
         10.9  Payment of Fees and Expenses...................................................................20
         10.10  Notices.......................................................................................20
         10.11  Counterparts..................................................................................20

EXHIBITS

Exhibit A         Purchaser
Exhibit B         Fifth Amended and Restated Certificate of Incorporation
Exhibit C         Schedule of Exceptions
Exhibit D         Fifth Amended Investors' Rights Agreement
Exhibit E         Standstill Agreement
Exhibit F         Opinion of Venture Law Group
Exhibit G         Voting Agreement
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                                   -ii-

                           ROSETTA INPHARMATICS, INC.

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         This Series D Preferred Stock Purchase Agreement (the "AGREEMENT") is made as of the 1st day of October, 1999 by and between Rosetta Inpharmatics, Inc., a Delaware corporation (the "COMPANY"), and Hewlett-Packard Company, a Delaware corporation (the "PURCHASER") with the address set forth on EXHIBIT A.

                                    RECITALS

         A. The Purchaser and the Company have each determined that it is in their respective best interests for the Purchaser to purchase from the Company shares of the Company's Preferred Stock, which shall constitute an investment in the Company of $12,000,000 for Series D Preferred Stock of the Company (the "SERIES D PREFERRED").

         B. On the Closing Date (as defined below), the Purchaser desires to purchase and the Company desires to sell the Shares (as defined below) at the Purchase Price (as defined below) (the "PURCHASE").

         C. The Purchaser desires to grant the Company the right (the "PUT RIGHT") to sell to the Purchaser an additional $10,000,000 of equity securities on the terms set forth below.

         NOW THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1. DEFINITIONS The following terms, as used herein, have the following meanings:

                  "ANCILLARY AGREEMENTS" means (i) the Gene Expression Collaboration Agreement by and between the Company and the Purchaser of even date herewith (the "COLLABORATION AGREEMENT"), (ii) the Fifth Amended Investors' Rights Agreement by and among the Company, the Purchaser and a majority of the Investors, as defined in the Fourth Amended and Restated Investors' Rights Agreement, of even date herewith in the form attached hereto as EXHIBIT D (the "INVESTORS' RIGHTS AGREEMENT"), (iii) the Standstill Agreement by and between the Company and the Purchaser of even date herewith in the form attached hereto as EXHIBIT E (the "STANDSTILL AGREEMENT") and (iv) the Voting Agreement by and between the Company, the Purchaser and a majority of the Investors, as defined in the Voting Agreement, of even date herewith in the form attached hereto as EXHIBIT G.

                  "IPO" means an underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended.

                  "PURCHASE PRICE" means $5.25 per share of Series D Preferred.

                  "PUT RIGHT PERIOD" means the period beginning on the Closing and ending on the earlier of (i) the two-year anniversary of the Closing or (ii) the closing of the IPO.

                  "PUT RIGHT PURCHASE PRICE" means (i) $5.75 per share, if the Put Right is exercised prior to a Qualifying Equity Financing and prior to the IPO, (ii) the purchase price paid by investors in a Qualifying Equity Financing, if the Put Right is exercised concurrent with or after a Qualifying Equity Financing (but before the IPO) or (iii) the price per share to the public in the IPO, if the Put Right is exercised in connection with the IPO.

                  "PUT RIGHT SECURITY" means (i) Series D Preferred, if the Put Right is exercised prior to a Qualifying Equity Financing and prior to the IPO,
(ii) the security purchased in a Qualifying Equity Financing, if the Put Right is exercised concurrent with or after a Qualifying Equity Financing (but before the IPO) or (iii) Common Stock, if the Put Right is exercised in connection with the IPO.

                  "QUALIFYING EQUITY FINANCING" means an equity investment in the Company (subsequent to the Closing) by one or more reputable institutional or venture capital investors which results in gross proceeds to the Company of at least $3,000,000 (excluding the proceeds from the Put Right).

                  "SECURITIES" means the Shares and the Common Stock issuable upon conversion of the Shares (the "CONVERSION STOCK").

                  "SHARES" means 2,285,714 shares of Series D Preferred.

         2.       AUTHORIZATION OF SHARES

                  2.1 AUTHORIZATION OF SHARES. On or before the Closing, the Company will have authorized the issuance and sale of the Shares and the Series D Preferred will have the rights provided for in the Company's Fifth Amended and Restated Certificate of Incorporation in the form attached hereto as EXHIBIT B (the "RESTATED CERTIFICATE").

                  2.2 SALE OF SHARES. Subject to the terms and conditions of this Agreement, at the Closing, the Purchaser agrees to purchase and the Company agrees to sell and issue to the Purchaser, the Shares at an aggregate purchase price of $12,000,000.

         3.       CLOSING DATE; DELIVERY

                  3.1 CLOSING DATE. The closing for the purchase and sale of the Shares hereunder (the "CLOSING") will take place at 10:00 a.m. on October 1, 1999 (the "CLOSING DATE") at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, or such other time and place as the Company and the Purchaser shall agree upon.

                  3.2 DELIVERY. At the Closing, the Company will deliver to the Purchaser a certificate registered in the Purchaser's name representing the Series D Preferred to be purchased by the Purchaser at the Closing. At the Closing, the Purchaser will pay the purchase price therefor, by check or wire transfer, at the option of the Purchaser, to the Company's bank account.

         4.       RIGHT TO SELL ADDITIONAL STOCK.

                 4.1 PUT RIGHT. Subject to the terms and conditions hereof, during the Put Right Period, the Company shall have the irrevocable (except as set forth below in Section 4.3) and unconditional right to sell (by delivery of Sale Notice (as defined below) to the Purchaser during the Put Right Period), and the Purchaser shall have the irrevocable and unconditional obligation to buy, Put Right Securities having an aggregate Put Right Purchase Price not to exceed $10,000,000 (the "PUT RIGHT SHARES").

                 4.2 EXERCISE OF RIGHT. The Company shall give the Purchaser written notice of the exercise of the Put Right (the "SALE NOTICE") specifying the number of Put Right Shares to be purchased and the time and place of the closing, which shall be 30 calendar days after the date of the Sale Notice (or such earlier time as is mutually agreed in writing); PROVIDED, HOWEVER, that if the Put Right is exercised in connection with the Company's IPO the closing shall take place concurrently with the closing of the Company's IPO, which shall not take place earlier than 30 calendar days after the date of the Sale Notice unless mutually agreed in writing; and PROVIDED, FURTHER, the exercise of the Put Right and the sale and issuance of shares pursuant thereto shall be structured in such a way as to comply with federal and state securities laws and the directives of the Securities and Exchange Commission.

                 4.3 EXPIRATION. The Company may give the Purchaser only one Sale Notice (subject to the provisions set forth below), and the Put Right shall expire if the Sale Notice has not been delivered by the Company to the Purchaser prior to the expiration of the Put Right Period; PROVIDED, HOWEVER, if the Put Right is exercised, and the Sale Notice provided by the Company, in connection with the IPO or a Qualifying Equity Financing, and the IPO or the Qualifying Equity Financing does not close for any reason whatsoever, the Company shall retain the Put Right as if such Sale Notice had not been provided; PROVIDED, FURTHER, if by performance of its obligations in connection with the exercise of the Put Right by the Company, Purchaser would exceed the Threshold Percentage (as defined in the Standstill Agreement) of Actual Voting Power (as defined in the Standstill Agreement), then (i) the Put Right shall be deemed to have been exercised for only such number of shares as shall cause Purchaser's Actual Voting Power to equal the Threshold Percentage and the number of Put Right Shares that the Company may require the Purchaser to purchase pursuant to the exercise of such Put Right shall be reduced accordingly and (ii) the Company shall retain the right to exercise, and the Purchaser shall remain obligated to purchase (upon further exercise of the Put Right by the Company), the balance of the Put Right during the remainder of the Put Right Period (the "RE-EXERCISE RIGHT"). Notwithstanding the foregoing, the Company shall be entitled to exercise the Re-exercise Right no more than three times (excluding the initial exercise of the Put Right) and each exercise of the Re-exercise Right shall be in the amount of at least $1,000,000, unless the Put Right Purchase Price associated with all remaining Put Right Shares is less than $1,000,000 in which case the Company shall be entitled to exercise the Re-Exercise Right notwithstanding the foregoing.

                 4.4 CLOSING. The closing of the purchase and sale of the Put Right Shares (the "PUT RIGHT CLOSING") will take place at 10:00 a.m. on the date specified in the Sale Notice (the "PUT RIGHT CLOSING DATE") at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, or such other time and place as the Company and the Purchaser shall agree upon.

                 4.5 DELIVERY. At the Put Right Closing, the Company will deliver to the Purchaser a certificate registered in the Purchaser's name representing the Put Right Shares to be purchased by the Purchaser at the Put Right Closing. At the Put Right Closing, the Purchaser will pay the purchase price therefor, by check or wire transfer, at the option of the Purchaser, to the Company's bank account.

                 4.6 PURCHASE DOCUMENTS. At the Put Right Closing, the Company and the Purchaser will enter into a stock purchase agreement and such ancillary agreements as necessary on substantially the same terms as those contained in this Agreement and the Ancillary Agreements (except the Collaboration Agreement and the Standstill Agreement).

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT C, the Company hereby represents and warrants to the Purchaser as follows:

                  5.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is validly in existence in the State of Washington and is in good standing in each other jurisdiction in which the failure to qualify would have a material adverse effect on its business or properties. True and accurate copies of the Company's Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, have been delivered to the Purchaser.

                  5.2 CORPORATE POWER. The Company has and will have as of the Closing Date all requisite legal and corporate power to execute and deliver this Agreement and the Ancillary Agreements of even date herewith, to sell and issue the Series D Preferred hereunder, to issue the Conversion Stock and to carry out and perform its obligations under the terms of this Agreement and the Ancillary Agreements, provided, however, that the Company's ability to perform the indemnification provisions of the Investors' Rights Agreement may be limited by public policy.

                  5.3 SUBSIDIARIES. The Company owns 100% of the outstanding capital stock of Acacia Biosciences, Inc., a Delaware corporation ("ACACIA"), and except for Acacia, the Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, or own any securities of, any other corporation, association or business entity.

                  5.4 CAPITALIZATION. The authorized capital stock of the Company consists, or immediately prior to the Closing will consist, of:

                           (a) PREFERRED STOCK. 18,000,000 shares of Preferred
Stock, 6,225,000 shares of which have been designated Series A Preferred Stock (the "SERIES A PREFERRED"), of which 4,462,500 shares are issued and outstanding immediately prior to the Closing, 1,600,000 shares of Series B Preferred Stock (the "SERIES B PREFERRED"), of which 1,387,298 shares are issued and outstanding immediately prior to the Closing, 2,750,000 shares of Series C Preferred Stock (the "SERIES C PREFERRED"), 2,019,452 of which are issued and outstanding immediately prior to the Closing, 2,285,714 shares of which have been designated Series D Preferred Stock (the "SERIES D PREFERRED"), none of which are issued as outstanding immediately prior to the Closing, and 5,139,286 shares of undesignated Preferred Stock. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate.

                           (b) COMMON STOCK. 36,000,000 shares of Common Stock,
5,075,044 shares of which are issued and outstanding, as of September 27, 1999. The Company has reserved 6,225,000 shares of Common Stock for issuance upon conversion of the Series A Preferred, 1,600,000 shares of Common Stock for issuance upon conversion of the Series B Preferred and 2,750,000 shares of Common Stock for issuance upon conversion of the Series C Preferred and 2,285,714 shares of Common Stock for issuance upon conversion of the Series D Preferred. An additional 3,107,825 shares are reserved for issuance pursuant to the Company's 1997 Stock Plan (the "PLAN") to Employees and Consultants (as defined in the Plan), of which 324,131 shares have been issued pursuant to option exercises, and 2,227,636 shares are subject to outstanding, unexercised options, as of September 27, 1999.

                           (c) WARRANTS. Immediately prior to the Closing, there
were issued and outstanding warrants to purchase up to an aggregate of (a) 891,636 shares of Common Stock (the "COMMON STOCK WARRANTS"), (b) 254,823 shares of Series A Preferred (the "SERIES A WARRANTS"), (c) 134,596 shares of Series B Preferred (the "SERIES B WARRANTS") and (d) 54,949 shares of Series C Preferred (the "SERIES C WARRANTS") (the Series A Warrants, the Series B Warrants, the Series C Warrants and the Common Stock Warrants, collectively, the "ROSETTA WARRANTS").

                           (d) All of the issued and outstanding shares of
Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with applicable federal and state securities laws. Except for (i) conversion privileges of the Preferred Stock, (ii) the outstanding options issued pursuant to the Plan and (iii) the Rosetta Warrants, and except as set forth in the Investors' Rights Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for or relating to the purchase or acquisition from the Company of any shares of its capital stock. The Company is not aware of any voting agreements among its stockholders.

                  5.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Ancillary Agreements by the Company, the authorization, sale, issuance and delivery of the Securities, and the performance of the Company's obligations hereunder and thereunder has been taken or will be taken prior to the Closing. The Agreement and the Ancillary Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and
(iii) limitations on the enforceability of the indemnification provisions of the Investor Rights Agreement.

                  5.6 VALID ISSUANCE OF SECURITIES. The Series D Preferred that is being issued to the Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of liens, encumbrances and restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchaser in this Agreement and subject to the provisions of Section 5.12 below, the Series D Preferred will be issued in compliance with all applicable federal and state securities laws. The Conversion Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of liens, encumbrances and restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, the Company's Bylaws and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws. The sale of the Series D Preferred and the subsequent conversion of the Series D Preferred into Conversion Stock are not and will not be subject to any preemptive rights or rights of first refusal.

                  5.7 TITLE. The Company and its subsidiary have good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) the lien of current taxes not yet due and payable and (b) such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's or its subsidiary's ownership or use of such property or assets.

                  5.8 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any term of its Restated Certificate or Bylaws or in any material respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree and, to its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company's business or properties. The execution, delivery and performance of and compliance with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby, and the issuance of the Series D Preferred and the Conversion Stock, have not resulted and will not result in any such violation, or be in conflict with, or constitute, with or without the passage of time or giving of notice, a default under, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained) or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

                  5.9 LITIGATION. There are no actions, suits, proceedings or investigations pending against the Company, its subsidiary or any of their respective properties before any court or governmental agency (nor, to the Company's knowledge, is there any threat or basis therefor). The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened against the Company (or any basis therefor known to the Company) that questions the validity of this Agreement, the Voting Agreement, the Investors Rights Agreement or the Standstill Agreement or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby. Neither the Company nor its subsidiary is a party to any order, writ, injunction, judgment, or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding, or investigation by the Company or its subsidiary currently pending or that the Company or its subsidiary presently intends to initiate.

                  5.10 EMPLOYEES; PROPRIETARY INFORMATION. To the Company's knowledge after due inquiry, no employee or consultant of the Company or its subsidiary is in violation of any term of any employment agreement, patent disclosure agreement, information or technique allegedly proprietary to any former employer or any other party, or any other contract or agreement relating to the relationship of such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. Each officer, employee, or consultant of the Company has signed a proprietary information agreement, each of which remains in full force and effect as of the date hereof.

                  5.11 REGISTRATION RIGHTS. Except as set forth in the Investors' Rights Agreement, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

                  5.12 GOVERNMENTAL CONSENT. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement and the Ancillary Agreements or the offer, sale or issuance of the Series D Preferred and the Conversion Stock, or the consummation of any other transaction contemplated hereby or thereby, except
(a) the filing of the Restated Certificate in the office of the Delaware Secretary of State and (b) the qualification (or taking such action as may be necessary to ensure an exemption from qualification, if available) of the offer and sale of the Series D Preferred and the Conversion Stock under the Delaware General Corporation Law, Regulation D of the Securities Act, and other applicable state or federal securities laws, which filings and qualification, if required, will be accomplished in a timely manner, as required by such laws.

                  5.13 PATENTS AND TRADEMARKS. To its knowledge, the Company and its subsidiary have sufficient title, ownership or the right to use of all trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, processes, and patents in the United States, necessary for its business as now conducted and as proposed to be conducted without any known conflict with or infringement of the rights of others. Except as set forth on

Schedule 5.17, there are no material outstanding options, licenses, or agreements of any kind relating to the foregoing between the Company or its subsidiary and any third party, nor is the Company or its subsidiary bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company or its subsidiary has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business as presently conducted by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge after due inquiry, conflict with or will result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees or consultants is now obligated.

                  5.14 OFFERING. Subject to the accuracy of the Purchaser's representations in Section 5.4 hereof and in written responses to the Company's inquiries, the offer, sale and issuance of the Series D Preferred to be issued in conformity with the terms of this Agreement and the issuance of the Conversion Stock, constitute transactions exempt from the registration requirements of federal and state securities laws.

                  5.15 FINANCIAL STATEMENTS. Schedule 5.15 includes a true and complete copy of the Company's and its subsidiary's audited financial statements (balance sheet, statement of operations, statement of stockholders' equity and statement of cash flows) as of December 31, 1998 and for the fiscal year ended December 31, 1998 and their consolidated unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of June 30, 1999 (collectively, the "ROSETTA FINANCIAL STATEMENTS"). The Rosetta Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and with each other. The Rosetta Financial Statements fairly present the financial condition and operating results of the Company and its subsidiary as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. The Company has maintained and will continue to maintain a standard system of accounting established and administered in accordance with GAAP. Neither the Company nor its subsidiary have any material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (a) those set forth or adequately provided for in the balance sheet as of June 30, 1999 (the "ROSETTA BALANCE SHEET"), (b) those incurred in the ordinary course of business and not required to be set forth in the Rosetta Balance Sheet under GAAP, (c) those incurred in the ordinary course of business since the date of the Rosetta Balance Sheet and consistent with past practice and (d) those incurred in connection with the execution of this Agreement and the Ancillary Agreements.

                  5.16 CHANGES . Since June 30, 1999, there has not been:

                           (a) any change in the assets, liabilities, financial
condition or operating results of the Company, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                           (b) any damage, destruction or loss, whether or not
covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company;

                           (c) any waiver or compromise by the Company of a
valuable right or of a material debt owed to it;

                           (d) any satisfaction or discharge of any lien, claim,
or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company;

                           (e) any material change to a material contract or
agreement by which the Company or any of its assets is bound or subject;

                           (f) any material change in any compensation
arrangement or agreement with any employee of the Company;

                           (g) any sale, assignment or transfer of any patents,
trademarks, copyrights, trade secrets or other intangible assets of the Company;

                           (h) any resignation or termination of employment of
any officer or key employee of the Company;

                           (i) any declaration, setting aside or payment or
other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                           (j) to the Company's knowledge, any other event or
condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company, taken as a whole; or

                           (k) any arrangement or commitment by the Company or
its subsidiary to do any of the things described in this Section 5.16.

                  5.17 MATERIAL CONTRACTS. Schedule 5.17 contains a list of all contracts and agreements to which the Company and its subsidiary are a party and that are material to the business, results of operations, or condition (financial or otherwise), of the Company and its subsidiary taken as a whole (such contracts, agreements and arrangements as are required to be set forth in Schedule 5.17 being referred to herein collectively as the "ROSETTA MATERIAL CONTRACTS") which shall be categorized in Schedule 5.17 as follows:

                           (i) each contract and agreement (other than routine
purchase orders and pricing quotes in the ordinary course of business covering a period of less than 1 year) for the purchase of equipment, inventory, spare parts, other materials or personal property with any supplier or for the furnishing of services to the Company or its subsidiary under the terms of which the Company or its subsidiary: (A) paid or otherwise gave consideration of more than Twenty-Five Thousand Dollars ($25,000) in the aggregate during the calendar year ended December 31, 1998, (B) is likely to pay or otherwise give consideration of more than Twenty-Five Thousand Dollars ($25,000) in the aggregate during the calendar year ended December 31, 1999, (C) is likely to pay or otherwise give consideration of more than Twenty-Five Thousand Dollars ($25,000) in the aggregate over the remaining term of such contract or (D) cannot be canceled by the Company or its subsidiary without penalty or further payment of less than Twenty-Five Thousand Dollars ($25,000);

                           (ii) all material agreements relating to the
Company's and its subsidiary's Intellectual Property or the Company's and its subsidiary's employees;

                           (iii) all material management contracts with
independent contractors or consultants (or similar arrangements) to which the Company or its subsidiary is a party;

                           (iv) all contracts and agreements (excluding
payroll, trade accounts payable or routine checking account overdraft agreements involving petty cash amounts) under which the Company or its subsidiary have created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness or under which the Company or its subsidiary have imposed (or may impose) a security interest or lien on any of their respective assets, whether tangible or intangible, to secure indebtedness;

                           (v) all contracts and agreements that limit
the ability of the Company or its subsidiary, to compete in any line of business as currently conducted or with any person or in any geographic area or during any period of time, or to solicit any customer or client; and

                           (vi) all other contracts or agreements which
are material to the Company or its subsidiary or the conduct of the Company's business or its subsidiary's business as currently conducted.

                  5.18 INSURANCE. The Company has in full force and effect fire, casualty and liability insurance policies, which to the best of the Company's knowledge are in such amounts and with such coverage as are carried by companies similar to the Company.

                  5.19 FINDER'S FEES. The Company represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and hereby agrees to indemnify and to hold the Purchaser harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expense of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                  5.20 DISCLOSURE. To the Company's knowledge, no statement by the Company contained in this Agreement and the attached exhibits and any written statement or certificate furnished or to be furnished to the Purchaser pursuant to this Agreement or in connection with the transactions contemplated hereby (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made, except that with respect to the financial projections and forecasts delivered to the Purchaser, if any, the Company represents only that such projection and forecasts were prepared in good faith and on what the Company believes is a reasonable basis. The Company does not warrant that it will achieve such projections. To its knowledge, the Company has provided the Purchaser with all the information it has reasonably requested in connection with its decision to purchase the Series D Preferred hereunder.

                  5.21 NO CONFLICT OF INTEREST. Neither the Company nor its subsidiary are indebted, directly or indirectly, to any of their respective officers, directors or common stockholders; none of said officers, directors or common stockholders, or any members of their immediate families, are indebted to the Company or its subsidiary, have entered into any transaction with the Company or its subsidiary other than the purchase of common stock and consulting agreements or have any direct or indirect ownership interest in any firm or corporation with which the Company or its subsidiary are affiliated or with which the Company or its subsidiary have a business relationship, or any firm or corporation which competes with the Company or its subsidiary except that such officers, directors and common stockholders of the Company and its subsidiary may own less than two percent of the outstanding capital stock of publicly traded companies which may compete with the Company. Neither the Company nor its subsidiary are a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  5.22 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company and its subsidiary have filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company and its subsidiary have paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company and its subsidiary as shown in the Rosetta Balance Sheet is adequate for taxes due or accrued as of the date thereof.

                  5.23 OUTSTANDING INDEBTEDNESS. The Company does not have any indebtedness for borrowed money, or other liabilities (fixed or contingent), which the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable. The Company and its subsidiaries have no liability or obligation, absolute or contingent, other than liabilities or obligations of less than $100,000 or, in the aggregate, less than $250,000, incurred in the ordinary course of business.

                  5.24 YEAR 2000. To the best of the Company's knowledge, all of the Company's internal computer systems, including, without limitation, its accounting systems, will record, store, process and calculate any information dependent on or relating to dates in the same manner and with the same functionality, data integrity and performance as the products record, store, process and calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates.

         6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; RESTRICTIONS ON TRANSFER

                  6.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company with respect to this purchase of the Series D Preferred provided for herein as follows:

                           (a) All action on the part of the Purchaser for the
authorization, execution, delivery and performance by the Purchaser of this Agreement has been taken. The Agreement and the Ancillary Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditorS' rights; and (iii) limitations on the enforceability of the indemnification provisions of the Investor Rights Agreement.

                           (b) The Purchaser is an accredited investor within
the meaning of Regulation D prescribed by the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Act.

                           (c) The Purchaser is acquiring the Securities for
investment for its own account and not with a view to, or for resale in connection with, any distribution. The Purchaser understands that the Securities to be purchased have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                           (d) The Purchaser acknowledges that the Securities
must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Purchaser has held the securities for less than two (2) years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one (1) year after the securities were purchased from the Company or an affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three (3) month period not exceeding specified limitations.

                           (e) The Purchaser understands that no public
market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the Securities.

                           (f) The Purchaser has had an opportunity to discuss
the Company's business, management and financial affairs and the terms and conditions of the offering of the Series D Preferred with the Company's management.

                           (g) The Purchaser has not engaged any brokers,
finders, or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fee or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby and agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, is responsible.

                           (h) If the Purchaser is not a United States person
(as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

                  6.2 LEGENDS. Each certificate representing the Securities shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

                           (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

                           (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

         The Company will not register a transfer of Securities, unless the conditions specified in the foregoing legend are satisfied, and the Company may instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied.

         In addition to any other limitations on transferability imposed under the Securities Act or applicable state securities laws, until such time as the Common Shares are listed on a national securities exchange or the Nasdaq National Market, the Purchaser agrees not to offer for sale, sell, assign or otherwise dispose of all or any portion of the Purchased Shares without the prior written consent of the Company, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Purchaser may, without the prior written consent of the Company but subject to the Securities Act or applicable state securities laws, transfer all or any portion of the Securities to (i) any entity that controls, is controlled by or is under common control with the Purchaser or (ii) any entity which purchases all or substantially all of the assets of the Purchaser or any entity which succeeds to the assets and liabilities of the Purchaser as a result of any merger or consolidation with or into the Purchaser; provided that in any such case the Purchaser provides the Company with prior written notice of the transfer, giving the name and particulars of the transfer, and the transferee agrees in writing with the Company to be bound by and liable under the terms and conditions of this Agreement, and any documents and agreements ancillary hereto, as fully as if such transferee were a party to this Agreement.

                  6.3 REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS. The legend relating to the Securities Act endorsed on a stock certificate pursuant to
Section 6.2 of this Agreement and the stop transfer instructions with respect to the Securities represented by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides to the Company an opinion of counsel for such holder of the Securities reasonably satisfactory to the Company, or a no-action letter or interpretive opinion of the staff of the Commission to the effect that a public sale, transfer or assignment of such Securities may be made without registration and without compliance with any restriction such as Rule 144.

         7.       CONDITIONS TO CLOSING

                  7.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING. The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in writing in whole or in part by the Purchaser:

                           (a) The representations and warranties made by the
Company herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as it they had been made on and as of the same date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                           (b) The Company shall have obtained all consents,
permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

                           (c) The Company shall have filed the Restated
Certificate in the form attached as EXHIBIT B with the Delaware Secretary of State.

                           (d) At the Closing, the purchase of the Series D
Preferred by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

                           (e) The Company shall have delivered to the
Purchaser a certificate executed by the Chief Financing Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 7.1.

                           (f) The Purchaser shall have received from Venture
Law Group, counsel to the Company, an opinion letter addressed to the Purchaser, dated as of the Closing Date, substantially in the form attached hereto as EXHIBIT F.

                           (g) The Company, the Purchaser and a majority of the
Investors (as defined in the Fourth Amended Investors' Rights Agreement) shall have entered into the Investors' Rights Agreement substantially in the form attached hereto as EXHIBIT D.

                           (h) A total of $12,000,000 of Series D Preferred
shall be subscribed for at the Closing.

                           (i) The Company and the Purchaser shall have
entered into the Collaboration Agreement.

                           (j) The Company and the Purchaser shall have
entered into the Standstill Agreement substantially in the form attached hereto as EXHIBIT E.

                           (j) The Company, the Purchaser and a majority of the
Investors (as defined in the Voting Agreement) shall have entered into the Voting Agreement substantially in the form attached hereto as EXHIBIT G.

                           (k) The Company's Bylaws shall provide for a Board
of Directors consisting of 12 members. As of the Closing Date, all necessary corporate action shall have been taken such that, effective upon the Closing, the Board of Directors shall consist of Stephen Friend, John King, Leroy Hood, Stephen McKnight, Ruth Kunath, Charles Waite, Peter Svenillson, Steve Gillis, Harvey Sadow and Jasper Rine. A representative designated by the Purchaser will be appointed to the Board of Directors within a reasonable period of time following the Closing.

                  7.2 CONDITION TO COMPANY'S OBLIGATIONS AT CLOSING. The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in writing in whole or in part by the Company:

                           (a) The representations and warranties made by the
Purchaser herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date, and the Purchaser shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                           (b) The Company shall have obtained all consents,
permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing Date.

                           (c) The Company shall have filed the Restated
Certificate in the form attached as EXHIBIT B with the Delaware Secretary of State.

                           (d) At the Closing, the purchase of the Series D
Preferred by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

                           (e) The Company, the Purchaser and a majority of the
Investors (as defined in the Investors' Rights Agreement) shall have entered into the Investors' Rights Agreement substantially in the form attached hereto as EXHIBIT D.

                           (f) The Purchaser shall have delivered to the
Company a certificate executed by the Chief Financing Officer of the Purchaser, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsection (a) of this Section 7.2.

                           (g) A total of $12,000,000 of Series D Preferred
shall be subscribed for at the Closing.

                           (h) The Company and the Purchaser shall have
entered into the Collaboration Agreement.

                           (i) The Company and the Purchaser shall have entered
into the Standstill Agreement substantially in the form attached hereto as EXHIBIT E.

                           (j) The Company, the Purchaser and a majority of the
Investors (as defined in the Voting Agreement) shall have entered into the Voting Agreement substantially in the form attached hereto as EXHIBIT G.

         8.       COVENANTS OF THE COMPANY

                  8.1 FINANCIAL ACCOUNTING INFORMATION. Beginning on the date hereof, to the extent reasonably requested by the Purchaser, the Company shall, and shall use reasonable commercial efforts to cause its employees, independent public accountants and other representatives to, provide information regarding the Company to, and otherwise cooperate with, the Purchaser so as to enable the Purchaser to prepare financial statements in accordance with accounting principles generally accepted in the United States and to comply with its reporting, requirements and other disclosure obligations under applicable United States securities laws and regulations; PROVIDED, HOWEVER, that (i) the Company reserves the right to exclude such information if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons; (ii) any such information shall be deemed to be Confidential Information (as defined in the Collaboration Agreement) of the Company; and (iii) Purchaser shall not use, and hereby covenants not to use, such information in violation of applicable state and federal securities laws.

                  8.2 RIGHT OF FIRST NOTIFICATION. Provided the Company has exercised the Put Right and Purchaser has acquired on exercise of the Put Right at least $5,000,000 of Put Right Shares, then beginning on the date the Put Right has been so exercised and ending on the second anniversary of the closing of the IPO:

                           (i) if the Company decides to commence discussions
with any third party acquiror (an "ACQUIROR") with respect to any transaction which would result in a change in control of the Company, whether through a merger, stock exchange or sale of all or substantially all of its assets (a "TRANSACTION"), then the Company shall promptly provide the Purchaser with a written notice of such decision and shall not enter into any definitive agreement with respect to a Transaction with an Acquiror third party until at least thirty (30) days after delivery of such notice (the "THIRTY DAY PERIOD"), and during the Thirty Day Period the Company shall not enter into any agreement with an Acquiror that either (A) precludes it from negotiating with the Purchaser with respect to a Transaction or (B) provides for a break-up fee in the event of such a negotiation with the Purchaser; and

                           (ii) if the Company receives a proposal from an
Acquiror with respect to a Transaction (an "ACQUISITION PROPOSAL"), the Company shall promptly provide the Purchaser with a written notice of the receipt of such proposal and, to the extent permissible under the terms of the Acquisition Proposal, a copy of the Acquisition Proposal, and the Company shall not enter into any definitive agreement with respect to a Transaction with an Acquiror until the earlier of ten (10) days after delivery of such notice or the expiration of the Thirty Day Period (if the Acquisition Proposal is received during the Thirty Day Period) (such period of time being referred to as the "EXCLUSIVE PERIOD"), and during the Exclusive Period the Company shall not enter into any agreement with an Acquiror that either (A) precludes it from negotiating with the Purchaser with respect to a Transaction or (B) provides for a break-up fee in the event of such a negotiation with the Purchaser.

                  8.3 OBSERVER RIGHTS. Beginning on the date hereof and ending on the earlier of (i) the second anniversary of the closing of the IPO, (ii) the termination of the Collaboration Agreement or (iii) the termination of the Standstill Agreement, if Purchaser is not represented on the Company's Board of Directors, the Company shall invite a representative of Purchaser to attend all meetings of its Board of Directors in a nonvoting observer capacity (the "OBSERVER RIGHT") and, in this respect, shall give such representative timely copies of all notices, minutes, consents, and other material that it provides to its directors; PROVIDED, HOWEVER, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Such representative may participate in discussions of matters brought to the Board at the invitation of the Board. Purchaser agrees, and will cause any representative of Purchaser to agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with its rights under this Agreement. The confidentiality provisions hereof will survive any termination of this Observer Right.

         9. CONFIDENTIALITY. Neither the Company nor the Purchaser, nor any of their officers, directors, employees, agents or representatives shall issue any statement of communication to any third party, whether or not in response to an inquiry, regarding the existence of subject matter of this Agreement and the transactions contemplated hereby, without prior consent of the other party, subject to the obligations of the parties to comply with applicable securities laws and the rules and regulations of the New York Stock Exchange and The Nasdaq National Market.

         10.      MISCELLANEOUS

                  10.1 WAIVERS AND AMENDMENTS. With the written consent of the record holders of a majority of the Securities then outstanding, the obligation of the Company and the rights of the holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

                  10.2 GOVERNING LAW. This Agreement shall be governed in all aspects by the law of the State of Washington as such law is applied to agreements between Washington residents entered into and to be performed entirely within Washington.

                  10.3 SURVIVAL OF WARRANTIES. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser, the execution and delivery of this Agreement and the Closings of the transactions contemplated hereby.

                  10.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. If the Purchaser shall, on or about November 1, 1999, transfer certain assets and personnel dealing with the subject matter of the Collaboration Agreement to Agilent Technologies, Inc. ("AGILENT"), this Agreement shall on such date be automatically transferred to and be binding upon Agilent.

                  10.5 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  10.6 SEVERABILITY OF THIS AGREEMENT. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  10.7 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  10.8 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchaser, upon any breach or default of the Company under the Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchaser of any breach or default under this Agreement, or any waiver by the Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

                  10.9 PAYMENT OF FEES AND EXPENSES. Each of the Company and the Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated thereby. If any action at law or in equity is necessary to enforce the terms of this Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  10.10 NOTICES. Any notice or report required in this Agreement or permitted to be given shall be given in writing and shall be deemed effective upon delivery, when delivered personally or by overnight courier or sent by telegram or fax (a) if to Purchaser, at Purchaser's address as set forth on Exhibit A, or at such other address as Purchaser shall have furnished to the Company in writing, (b) if to any other holder of any Series D Preferred, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, (c) if to the Company, one copy should be sent to its address set forth below and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchaser and (d) if to the Company, one copy should be sent to William W. Ericson, Venture Law Group, 4750 Carillon Point, Kirkland, WA 98033.

                  10.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                                         COMPANY:

                                         ROSETTA INPHARMATICS, INC.

                                         By: /s/ John J. King
                                            ----------------------------------

                                         Name: -------------------------------

                                                        (print)


                                         Title: ------------------------------

                                         Address:  12040 115th Avenue NE
                                                   Suite 210
                                                   Kirkland, Washington  98034

                                         PURCHASER:

                                         HEWLETT-PACKARD COMPANY


                                         By: ---------------------------------


                                         Name: -------------------------------
                                                        (print)


                                         Title: ------------------------------
                                         Address:  3500 Deer Creek Rd.
                                                   Palo Alto, CA  94304


                      [SIGNATURE PAGE TO SERIES D PREFERRED
                            STOCK PURCHASE AGREEMENT]

                                    EXHIBITS

EXHIBIT A -       Purchaser

EXHIBIT B -       Form of Amended and Restated Certificate of Incorporation

EXHIBIT C -       Schedule of Exceptions to Representations and Warranties

EXHIBIT D -       Form of Investors' Rights Agreement

EXHIBIT E -       Form of Standstill Agreement

EXHIBIT F -       Form of Legal Opinion of Venture Law Group

EXHIBIT G -       Form of Voting Agreement